Exhibit 10.10

FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 10, 2012 (the “First Amendment Closing Date”) among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (“Holdings”), as Guarantor, USA COMPRESSION PARTNERS, LLC, a Delaware limited liability company (“USA Compression Partners”), and USAC LEASING, LLC, a Delaware limited liability company (“USAC Leasing” and together with USA Compression Partners, jointly and severally, the “Borrower”); and JPMORGAN CHASE BANK, N.A., a national banking association, for itself, as an LC Issuer and Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.

RECITALS:

WHEREAS, Holdings, Borrower, Agent and Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 1, 2012 (as amended from time to time, prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties desire to amend Section 6.29 of the Credit Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

SECTION 2:  Amendments to Credit Agreement.

(a)           Amendment to Section 6.29.2.  Effective as of the First Amendment Closing Date, Section 6.29.2 of the Credit Agreement is hereby amended and restated to read as follows:

6.29.2       Leverage Ratio.  Holdings and its Subsidiaries will not permit its Leverage Ratio on a consolidated basis, determined as of the last day of each Fiscal Quarter for the twelve month period then ending to be greater than the ratio set forth in the table below for the corresponding Fiscal Quarter; provided that, if a Specified Acquisition occurs during any fiscal quarter, Holdings may increase its applicable Leverage Ratio threshold set forth below by 0.5 for the six consecutive month period following the period in which such Specified Acquisition occurs.

Fiscal Quarter Ending	Leverage Ratio
On or after the Restatement Effective Date through	5.50 to 1.0

March 31, 2014
June 30, 2014 and each Fiscal Quarter thereafter	5.00 to 1.0

(b)           Amendment to Pricing Schedule. Effective as of the First Amendment Closing Date, the Pricing Schedule attached to the Credit Agreement is hereby amended and restated with the Pricing Schedule attached to this First Amendment.

SECTION 3:  Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants that:

(a)           No Default.  After giving effect to this Amendment, no Default or Unmatured Default shall have occurred and be continuing as of the date hereof;

(b)           Representations and Warranties.  After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Loan Parties contained in the Loan Documents are true and correct in all material respects as of the First Amendment Closing Date to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)           Authority.  (i) The execution, delivery and performance by each Loan Party of this Amendment are within its respective organizational powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Loan Party of this Amendment (1) violates any law or regulation, or any order or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral (other than any Lien in favor of Agent), (4) violates or conflicts with the organizational or governing documentation of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

SECTION 4:  Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)           Documentation.  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)            this Amendment or counterparts hereof, as well as completed Exhibits hereto; and

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(ii)           such other documents, instruments, and agreements as the Agent, the LC Issuer, any Lender or their respective counsel may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Agent.

(b)           Payment of Fees.  The Loan Parties shall have paid all of the fees and expenses owing to the Agent, the Arranger, the LC Issuer and the Lenders pursuant to Section 9.6(a) of the Credit Agreement, to the extent invoiced to the Borrower prior to the date hereof.

(c)           No Default.  No Default or Unmatured Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

(d)           Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Loan Parties contained in the Loan Documents shall be true and correct in all material respects as of the First Amendment Closing Date (except for such representations and warranties that have a materiality qualification, which shall be true and correct in all respects), with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Loan Parties as of the First Amendment Closing Date.

SECTION 5:  No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Agent or any Lender.

SECTION 6:  Ratification; Reference to and Effect on Loan Documents.

(a)           Ratification.  Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document.  Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.  Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)           References.  Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to

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the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 7:  Miscellaneous.

(a)           Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Loan Parties, Agent, Lenders and their respective successors and assigns.

(b)           ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(c)           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)           Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)            Incorporation of Credit Agreement Provisions.  The provisions contained in Section 16.1 (Choice of Law), Section 16.2 (Consent to Jurisdiction), and Section 16.3 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

USA COMPRESSION PARTNERS, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and CEO

USAC LEASING, LLC

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and CEO

GUARANTOR:

USA COMPRESSION PARTNERS, LP

By: USA COMPRESSION GP, LLC,
its General Partner

By:	/s/ Eric D. Long
Name:	Eric D. Long
Title:	President and CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

AGENT:

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Lender, LC Issuer and Swingline Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Regions Bank

By:	/s/ Dennis M. Hansen
Name:	Dennis M. Hansen
Title:	Senior Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey Marchetti
Name:	Jeffrey Marchetti
Title:	Authorized Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

UNION BANK, N.A.

By:	/s/ Albert R. Joseph
Name:	Albert R. Joseph
Title:	Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Assitant Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

COMERICA BANK

By:	/s/ Jerrod Stallings
Name:	Jerrod Stallings
Title:	Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

UBS LOAN FINANCE LLC

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Charles C. Shupe III
Name:	Charles C. Shupe III
Title:	Credit Manager

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

PRICING SCHEDULE

	Applicable Margin
Leverage Ratio (trailing 4 quarters)	Revolver Eurodollar Margin	Revolver ABR Margin
> 5.00 to 1.0	2.50%	0.00%
< 5.00 to 1.0 but > 4.00 to 1.0	2.25%	0.00%
< 4.00 to 1.0 but > 3.00 to 1.0	2.00%	0.00%
< 3.00 to 1.0	1.75%	0.00%

From the Restatement Effective Date until five Business Days following the date on which the Agent receives the quarterly financial statements of Parent and its Subsidiaries and a duly executed Compliance Certificate as of June 30, 2013, the Applicable Margin for Revolving Loans that are Eurodollar Loans shall be 2.25% and the Applicable Margin for Revolving Loans that are ABR Loans shall be 0.00%.

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1 of this Agreement.

The applicable margins shall be determined in accordance with the foregoing table based on the Borrower’s most recent Financials commencing with the Financials for the period ending June 30, 2013.  Adjustments, if any, to the applicable margins shall be effective five Business Days after the Agent has received the applicable Financials.  If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to this Credit Agreement, then the applicable margins shall be the highest applicable margins set forth in the foregoing table until five days after such Financials are so delivered.  Without limitation of any other provision of this Agreement or any other remedy available to Agent or Lenders hereunder, to the extent that any financial statements or any information contained in any Compliance Certificate delivered hereunder shall be incorrect in any manner and Borrower shall deliver to Agent or the Lenders corrected financial statements or other corrected information in a Compliance Certificate (or otherwise), Agent may recalculate the Applicable Margin based upon such corrected financial statements or such other corrected information, and, upon written notice thereof to Borrower, the Loans shall bear interest based upon such recalculated Applicable Margin retroactively from the date of delivery of the erroneous financial statements or other erroneous information in question.